UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2006
WESTERN IOWA ENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	000-51965 (Commission File Number)	41-2143913 (I.R.S. Employer Identification No.)
1220 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466
(Address of principal executive offices)
(712) 664-2173
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Agreement between Western Iowa Energy, LLC and Renewable Energy Group, LLC.
     In 2005, the Registrant entered into an oral agreement with Renewable Energy Group, LLC (“REG”). Pursuant to the terms of the agreement, the Registrant agreed to issue REG 1,000 membership units in exchange for a $1,000,000 deduction from the final retainage payable to REG on the construction contract. On July 19, 2006, we issued 500 membership units to REG in partial satisfaction of the agreement. The remaining 500 membership units are due upon completion of the facility.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC

7/24/06	/s/ John Geake

Date	John Geake, President